ACCRUED EXPENSES AND OTHER LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2025
Payables and Accruals [Abstract]
SCHEDULE OF ACCRUED EXPENSES AND OTHER LIABILITIES

Accrued expenses and other liabilities consist of the following:

	As of December 31,
	2024	2025
Loan from third parties(1)	3,057,563	3,577,117
Tax payable	1,168,921	1,708,295
Accrued expenses(2)	590,940	1,554,574
Collection of capital fund from third parties (3)	-	1,429,981
Payroll payable	1,337,620	902,764
Professional service fees payable	372,346	-
Total	$6,527,390	$9,172,731

(1)	The balance represented the unsecured borrowings with a maturity less than one year and an interest rate of 15% per annum from third parties for daily business operation.

(2)	The balance mainly consisted of deposit payable to event suppliers, reimbursement payable to employees and miscellaneous fees payable to third parties.

(3)	Pursuant to the capital increase agreement dated June 16, 2025, an individual shareholder subscribed for the equity of Hongli Culture with a total consideration of RMB 10.00 million, in exchange for approximately 2.78% equity interest of Hongli Culture. As of December 31, 2025, the full equity subscription proceeds of RMB 10.00 million had been fully received by the Group. However, the equity delivery conditions had not been satisfied as of the reporting date, and accordingly, the relevant equity interest had not been delivered and registered.